COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2017
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
31. COMMITMENTS AND CONTINGENCIES

(a) Operating lease commitments

From January 1, 2008, Jiangxi Jinko leased buildings and land use rights from Desun, under a non-cancelable operating lease expiring in January 2018. In addition, the Group also leased office buildings for its offices under non-cancelable operating lease from third parties.

Future minimum obligations for operating leases are as follows:

Twelve months ended September 30,	RMB
2018	61,274,294
2019	33,979,752
2020	29,512,526
2021	28,934,802
2022	25,855,715
Thereafter	72,304,332
Total	251,861,421

Rental expense under all operating leases were RMB15,844,241 and RMB8,424,344 for the nine months ended September 30, 2016 and 2017, respectively.

(b) Capital commitments

The Group entered into several purchase agreements and supplementary agreements with certain suppliers to acquire machineries to be used in the manufacturing of its products. The Group's total future payments under these purchase agreements amounted to RMB2,858,818,215 as of September 30, 2017.

Twelve months ended September 30,	RMB
2018	1,187,472,657
2019	1,534,655,558
Thereafter	136,800,000
Total	2,858,818,215

(c) Contingencies

In July 2008, Jiangxi Jinko entered into a long-term supply agreement with Wuxi Zhongcai, a producer of polysilicon materials. Jiangxi Jinko provided a prepayment of RMB95.6 million pursuant to such contract. Wuxi Zhongcai subsequently halted production as a result of the adverse changes in the polysilicon market. In February 2013, Jiangxi Jinko sued Wuxi Zhongcai in Shangrao City Intermediate People’s Court for the refund of the outstanding balance of our prepayment of RMB93.2 million after deducting delivery made to Jiangxi Jinko by an affiliate of Wuxi Zhongcai. In February 2013, Wuxi Zhongcai sued Jiangxi Jinko in Shanghai Pudong New Area People’s Court for approximately RMB2.7 million for breaching the contract by failing to make allegedly required payments and reject the refund of the prepayment of RMB 95.6 million to Jiangxi Jinko. In December, 2015, Jiangxi Jinko made an alternation of the claim under which Jiangxi Jinko requested the refund of the prepayment of RMB93.2 million, the interests accrued from such prepayment, and the liquidated damages in the amount of RMB93.2 million. In January, 2016, Wuxi Zhongcai also changed the plea, in which Wuxi Zhongcai claimed for the liquidated damages amounting to approximately RMB102 million, the losses suffered from the termination of the agreement in the amount of RMB 150 million and rejected the refund of the prepayment of RMB 95.6 million to Jiangxi Jinko The above two lawsuits are pending before the Shanghai High People’s court as of the date of this annual report. The Company is unable to reliably estimate the probability of prevailing in the case and the scope of any liabilities.

(d) Guarantees

Upon the disposition of Jiangxi Jinko Engineering, the Company provided the loan guarantee and redemption guarantee to Jiangxi Jinko Engineering (Note 3 &; Note 30).

The Company provided a debt payment guarantee in connection with a loan facility granted to Sweihan PV Power Company P.J.S.C, equity investee of the Company for developing overseas solar power project, in a maximum aggregate principal amount not exceeding US$42.9 million.